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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 1995
                                                          --------------

                         AMERICAN MAIZE-PRODUCTS COMPANY
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           Maine                     1-6244           13-0432720
           ---------------          -----------   -------------------
           (State or other          (Commission    (IRS Employer
           jurisdiction of          File No.)     Identification No.)
           incorporation)

                  250 Harbor Drive, Stamford, Connecticut     06902
        -----------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (203) 356-9000
                                                           --------------

                                      None
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

                  On April 10, 1995, American Maize-Products Company (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  As of the close of business on April 10, 1995, subscriptions to purchase 121,144 shares of the Company's Class B Common Stock, par value $0.80 per share, at a purchase price of $40 per share, were received by the Company in connection with the rights offering commenced by the Company on March 20, 1995.

Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits.

                           99.1     Press release of the Company, dated April
10, 1995.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN MAIZE-PRODUCTS COMPANY

                                          By   /s/Edward P. Norris
                                               ------------------------------
                                               Name:    Edward P. Norris
                                               Title:   Vice President and
                                                        Chief Financial Officer

Date:  April 11, 1995

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                                  EXHIBIT INDEX

Number                          Subject Matter

   99.1                   Press release of the Company, dated April 10, 1995.